EXHIBIT 99.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO

          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Modine Manufacturing Company (the "Company") on Form 10-Q for the period ending September 26, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. R. Johnson, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                    D. R. JOHNSON
                    ---------------------------------------
                    D. R. Johnson
                    Chairman and Chief Executive Officer
                    November 7, 2002